THIRD AMENDMENT
                                       TO
                         TIMBERLINE SOFTWARE CORPORATION
                           EMPLOYEES' RETIREMENT PLAN


     The Chairman announced that the only order of business was the consideration by the Board of amendments to Section(s) 6.01 and 9.11 of the Corporation's existing retirement plan. The Chairman further explained that the Corporation could make the necessary amendments by replacing certain pages of the plan's adoption agreement. The Chairman then circulated the proposed amendments to the Directors. After a brief discussion of the proposed amendments, motion was made, seconded and it was unanimously:

     RESOLVED,  THAT THE  CORPORATION  ADOPT THE  AMENDMENTS TO SECTION 6.01 AND
9.11 OF THE CORPORATION'S RETIREMENT PLAN CIRCULATED AT THIS MEETING, THE AMENDMENTS TO BE EFFECTIVE FOR THE PLAN YEAR COMMENCING JANUARY 1, 1995. TO EFFECT THE AMENDMENTS, THE SECRETARY WILL SUBSTITUTE AMENDED PAGE(S) 24 AND 29 OF THE PLAN'S ADOPTION AGREEMENT IN CIRCULATION FOR THE CORRESPONDING PAGES(S) PRESENTLY WITHIN THE ADOPTION AGREEMENT. THE SECRETARY WILL RETAIN ONE COPY OF THE PAGES(S) REMOVED AS A PART OF THE PERMANENT RECORD OF THE CORPORATION.

Dated: March 30, 1995

Employer:                         Trustee:

/s/John Gorman                     /s/Thomas P. Cox
-------------------------------    -------------------------------
Timberline Software Corporation   Administrative Committee

[] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[] (e) Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SECTION 411(d)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code Section 411(d)(6) protected benefits. To the extent the elections would eliminate a Code Section 411(d)(6) protection benefit, see
Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

    6.01  TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means THE FIRST DATE OF ANY PLAN YEAR. [NOTE: THE EMPLOYER MUST SPECIFY THE APPROPRIATE DATE(S). THE SPECIFIED DISTRIBUTION DATES PRIMARILY ESTABLISH ANNUITY STARTING DATES AND THE NOTICE AND CONSENT PERIODS PRESCRIBED BY THE PLAN. THE PLAN ALLOWS THE TRUSTEE AN ADMINISTRATIVELY PRACTICABLE PERIOD OF TIME TO MAKE THE ACTUAL DISTRIBUTION RELATING TO A PARTICULAR DISTRIBUTION DATE.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding
$3,500 is:  (CHOOSE (a), (b), (c), (d) or (e))

[X] (a) THE FIRST DAY of the FIRST Plan Year beginning after the Participant's Separation from Service.

[]   (b)----------------------------------------------------
     following the Participant's Separation from Service.

[]   (c)                                                           of the  Plan
        ----------------------------------------------------------
     Year after the  Participant  incurs     Break(s) in Service (as defined in
                                         ----
     Article V).

[]   (d)                        following the participant's attainment of Normal
        ------------------------
     Retirement  Age,  but not earlier  than                days  following  his
                                             ---------------
     Separation from Service.

[]   (e) (SPECIFY)
                   -------------------------------
     ------------.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

            Third Amendment Section 6.01 effective January 1, 1995

    9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS.
Pursuant to Section 14.12, to determine the allocation of net income, gain or loss: (COMPLETE ONLY THOSE ITEMS, IF ANY, WHICH
ARE APPLICABLE TO THE EMPLOYER'S PLAN)

[X]    (a) For salary reduction contributions, the Advisory
       Committee will:  (CHOOSE (1), (2), (3), (4) or (5))

       [X]   (1) Apply Section 9.11 without modification

       []    (2) Use the segregated account approach described in
             Section 14.12.

       [] (3) Use the weighted average method described in Section 14.12, based on a weighting period.

       []    (4) Treat as part of the relevant Account at the
             beginning of the valuation period     % of the salary
                                               ----
             reduction contributions:  (CHOOSE (i) or (ii))

             []   (i)  made during that valuation period.

             []   (ii) made by the following specified time:
                                                             ---
                  ----------------------------------------------

       [] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(a).

[X]    (b) For matching contributions, the Advisory Committee will:
       (CHOOSE (1), (2), (3) or (4))

       [X]   (1) Apply Section 9.11 without modification.

       [] (2) Use the weighted average method described in Section 14.12, based on a weighting period.

       []    (3) Treat as part of the relevant Account at the
             beginning of the valuation period    % of the matching
                                               ---
             contributions allocated during the valuation period.

       [] (4) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

[X]    (c) For Participant nondeductible contributions, the
       Advisory Committee will:  (CHOOSE (1), (2), (3), (4) or (5))

       [X]    (1) Apply Section 9.11 without modification.

       []     (2) Use the segregated account approach described in
              Section 14.12.

       []     (3) Use the weighted average method described in
              Section 14.12, based on a weighting period.

       []     (4) Treat as part of the relevant Account at the
              beginning of the valuation period    % of the
                                                ---
              Participant nondeductible contributions: (CHOOSE (i) or (ii))

              []   (i) made during that valuation period.

             Third Amendment Sections 9.11(a)(1), (b)(1), (c)(1) effective January 1, 1995.